THE MORTGAGE POOL

General

      The mortgage pool will consist of two groups of mortgage loans, referred to in this prospectus supplement as "Loan Group 1" and "Loan Group 2" (and each, a "Loan Group"), and also designated as the "Group 1 Loans" and the "Group 2 Loans", respectively. The Group 1 Loans consist of one- to four-family, adjustable-rate, residential mortgage loans secured by first liens on mortgaged properties and one- to four-family, fixed rate, residential mortgage loans secured by second liens on mortgaged properties. The Group 2 Loans are one- to four- family, residential mortgage loans, all of which have fixed rates that are secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

      The mortgage pool will include the initial mortgage loans and the subsequent mortgage loans in Loan Group 1 and Loan Group 2 (each, a "Group 1 subsequent mortgage loan" or "Group 2 subsequent mortgage loan", as applicable). The initial mortgage loans will be the mortgage loans deposited into the trust on the Closing Date. The Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans will be purchased with amounts on deposit in the related pre-funding account described in this prospectus supplement.

      The company will convey the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The company will convey the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans to the trust during the Funding Period. The Group 1 subsequent mortgage loans will be acquired with amounts on deposit in the Group 1 Pre-Funding Account pursuant to the Group 1 Subsequent Transfer Instrument. The Group 2 subsequent mortgage loans will be acquired with amounts on deposit in the Group 2 Pre-Funding Account pursuant to the Group 2 Subsequent Transfer Instrument. The Seller will make certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement and with respect to the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans in the Group 1 subsequent mortgage loan purchase agreement and Group 2 subsequent mortgage loan purchase agreement . These representations and warranties will be assigned to the indenture trustee for the benefit of the Bondholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders. See "The Mortgage Pools -- Representations by Sellers" in the prospectus.

      The mortgage loans will have been originated or acquired by the Seller in accordance with the underwriting criteria described in this prospectus supplement. See "--Underwriting Standards" Below.

      Substantially all of the Group 1 Loans will be subserviced by Countrywide Home Loans Servicing LP. Substantially all of the Group 2 Loans will be subserviced by GMAC Mortgage Corporation. See "Description of the Servicing Agreement -- The Subservicers" in this prospectus supplement.

      None of the initial mortgage loans were 30 days or more delinquent as of the Cut-off Date.

      Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each adjustable rate Group 1 Loan is generally assumable in accordance with the terms of the related mortgage note.

      Each mortgage loan is required to be covered by a standard hazard insurance policy. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder--Hazard Insurance Policies" in the prospectus.

Mortgage Rate Adjustment

      The mortgage rate on substantially all of the adjustable-rate mortgage loans will generally adjust semi-annually commencing after an initial period after origination of generally six months, one year, two years, three years, five years, seven years or ten years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

      The mortgage rate on substantially all of the sample adjustable-rate mortgage loans adjusts based on an index equal to either Six-Month LIBOR, One-Year LIBOR or One-Year CMT. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

      Substantially all of the adjustable-rate sample mortgage loans (other than the Seasoned Mortgage Loans) will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Indices on the Mortgage Loans

      The index applicable to the determination of the mortgage rate on approximately 98.48% of the sample adjustable-rate mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

      The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.

                                 Six-Month LIBOR

Month        1997    1998    1999    2000     2001     2002     2003      2004
-----        ----    ----    ----    ----     ----     ----     ----      ----
January      5.71%   5.75%   5.04%   6.23%    5.36%    1.99%    1.35%     1.21%
February     5.68    5.78    5.17    6.32     4.96     2.06     1.34      1.10
March        5.96    5.80    5.08    6.53     4.71     2.33     1.26      1.09
April        6.08    5.87    5.08    6.61     4.23     2.10     1.29
May          6.01    5.81    5.19    7.06     3.91     2.09     1.22
June         5.94    5.87    5.62    7.01     3.83     1.95     1.12
July         5.83    5.82    5.65    6.88     3.70     1.86     1.15
August       5.86    5.69    5.90    6.83     3.48     1.82     1.21
September    5.85    5.36    5.96    6.76     2.53     1.75     1.18
October      5.81    5.13    6.13    6.72     2.17     1.62     1.22
November     6.04    5.28    6.04    6.68     2.10     1.47     1.25
December     6.01    5.17    6.13    6.20     1.98     1.38     1.22

      The index applicable to the determination of the mortgage rate on approximately 1.47% (by aggregate outstanding principal balance of the related sample adjustable-rate mortgage loans as of the Cut-off Date) of the sample mortgage loans in Loan Group 1 is the average of the interbank offered rates for one-year United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One-Year LIBOR.

      The index applicable to the determination of the mortgage rate on approximately 0.05% (by aggregate outstanding principal balance of the related sample mortgage loans as of the Cut-off Date) of the sample adjustable-rate mortgage loans in Loan Group 1 will be based on the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported by the Federal Reserve Board in statistical Release No. H.15(519), as most recently available as of the date forty-five days, thirty-five days or thirty days prior to the adjustment date or on the adjustment date, as published in the place specified in the related mortgage note and as made available as of the date specified in the related mortgage note, or One-Year CMT.

Prepayment Charges

      Approximately 72.34% and 59.78% of the sample mortgage loans in loan group 1 and loan group 2, respectively (by aggregate outstanding principal balance of the related sample mortgage loans as of the cut-off date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on the residential loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. For the multifamily loans with no initial fixed rate period or a three year fixed rate period, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily loans with a five year fixed rate period, the amount of the charge is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the fifth year. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

Primary Mortgage Insurance and the Radian Lender-Paid PMI Policy

      Substantially all of the Group 1 Loans and Group 2 Loans (other than the Seasoned Mortgage Loans) and all of the Seasoned Mortgage Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

      Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

      The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

      With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the sample mortgage loans will range from 0.260% per annum to 2.220% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

      To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms.

      See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder -- Hazard Insurance Policies" in the Prospectus.

Sample Mortgage Loan Characteristics

      The statistical information included in this prospectus supplement with respect to the mortgage loans is based on a pool of 6,492 sample mortgage loans, 83.93% of which are in Loan Group 1 and 16.07% of which are in Loan Group 2. References to percentages of the sample mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the sample mortgage loans as of the Cut-off Date.

      The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the sample Group 1 Loans and sample Group 2 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds--Yield Sensitivity of the Class 1-A Bonds, Class M Bonds and Class B Bonds" in this prospectus supplement.

Loan Group 1

      The sample Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $1,044,269,628, after application of scheduled payments due on or before the Cut-off Date, whether or not received. Approximately 90.38% of the sample Group 1 Loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 9.62% of the sample Group 1 Loans have fixed rates and are secured by second liens on the related mortgaged property.

      The average principal balance of the sample Group 1 Loans at origination was approximately $188,885. No sample Group 1 Loan had a principal balance at origination of greater than approximately $1,296,750 or less than approximately $10,000. The average principal balance of the sample Group 1 Loans as of the Cut-off Date was approximately $188,462. No sample Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,296,750 or less than approximately $9,986.

      As of the Cut-off Date, the sample Group 1 Loans had mortgage rates ranging from approximately 2.625% per annum to approximately 16.750% per annum and the weighted average mortgage rate was approximately 5.691% per annum. The weighted average remaining term to stated maturity of the sample Group 1 Loans was approximately 341 months as of the Cut-off Date. None of the sample Group 1 Loans will have a first Due Date prior to December 1, 1996, or after June 1, 2004, or will have a remaining term to maturity of less than 113 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any sample Group 1 Loan is May 1, 2034.

      Approximately 0.08%, 0.50%, 2.00%, 52.12%, 0.07% and 3.19% of the sample
Group 1 Loans have initial interest only periods of one, two, three, five, seven and ten years, respectively.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan- to-value ratios, as applicable, at origination of the sample Group 1 Loans was approximately 79.85%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any sample Group 1 Loan was greater than approximately 100.00% or less than approximately 13.40%.

      Approximately 8.81% of the sample Group 1 Loans are balloon loans. The amount of the balloon payment on each of these sample mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such sample mortgage loan for the period prior to the Due Date of the balloon payment. These sample mortgage loans have a weighted average remaining term to maturity of approximately 179 months.

      None of the sample Group 1 Loans are buydown mortgage loans.

      None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

      Approximately 95.53% of the sample adjustable rate Group 1 Loans (other than the Seasoned Mortgage Loans and in Loan Group 1) have not reached their first adjustment date as of the Closing Date.

      Approximately 72.34% of the sample Group 1 Loans provide for prepayment charges.

      Approximately 8.86% and 9.41% of the sample Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the sample Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.988% per annum.

      With respect to substantially all of the adjustable rate Group 1 Loans, the Minimum Mortgage Rate is equal to the Gross Margin.

      Set forth below is a description of certain additional characteristics of the sample Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the sample Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                            Mortgage Loan Programs(1)

                                                                                             Weighted
                                                                                  Weighted    Average   Weighted  Weighted
                                                                                   Average     Remg.     Average  Average
                                  Current        No. of                 Average     Gross       Term      Credit  Original
Loan Programs                     Balance        Loans     % of Total   Balance      WAC      (Months)    Score     LTV
-------------------------     --------------   ---------   ----------  --------- ----------  ---------- --------  ---------
30Y LIBOR 6MO ...........     $   31,074,910       113     $     2.98%  274,999      5.450%     357.07     679      77.5%
30Y LIBOR 6MO IO ........        143,933,521       503          13.78   286,150      4.738      359.69     705      77.4
30Y LIBOR 12MO IO .......          1,700,300         5           0.16   340,060      3.883      359.85     742      71.8
2/28 LIBOR 6MO ..........        160,056,711       806          15.33   198,582      5.654      351.98     675      80.5
2/28 LIBOR 6MO IO .......        236,690,885       841          22.67   281,440      5.180      359.74     697      79.9
3/27 LIBOR 6MO ..........        113,609,289       620          10.88   183,241      5.596      357.50     677      79.4
3/27 LIBOR 6MO IO .......        117,888,667       412          11.29   286,138      4.871      359.62     710      75.6
3/1 LIBOR 12MO ..........          2,207,257         9           0.21   245,251      4.328      360.00     722      68.9
3/1 LIBOR 12MO IO .......          4,936,700        26           0.47   189,873      4.585      359.89     709      80.2
5/25 LIBOR 6MO ..........         28,213,185       114           2.70   247,484      5.446      359.66     700      73.5
5/25 LIBOR 6MO IO .......         90,464,811       307           8.66   294,674      5.218      359.73     717      73.9
5/1 LIBOR 12MO ..........            496,215         3           0.05   165,405      4.250      360.00     782      64.0
5/1 LIBOR 12MO IO .......          4,129,450        13           0.40   317,650      4.481      359.94     750      67.5
5/1 CMT 1Y IO ...........            255,800         1           0.02   255,800      4.750      358.00     732      80.0
7/23 LIBOR 6MO ..........            765,830         2           0.07   382,915      6.671      360.00     707      70.0
7/23 LIBOR 6MO IO .......          1,937,110         8           0.19   242,139      5.434      359.77     694      77.3
7/1 LIBOR 12MO ..........            173,646         1           0.02   173,646      5.125      360.00     771      95.0
7/1 LIBOR 12MO IO .......            272,000         1           0.03   272,000      5.125      360.00     761      80.0
7/1 LIBOR CMT 1Y ........            174,143         1           0.02   174,143      3.875      360.00     723      93.8
10/20 LIBOR 6MO .........          1,827,279         4           0.17   456,820      5.257      360.00     692      40.0
10/20 LIBOR 6MO IO ......          3,030,000         7           0.29   432,857      5.205      360.00     726      62.5
15Y Fixed ...............          5,411,968       107           0.52    50,579     10.330      177.67     687      97.1
30/15 Fixed Balloon .....         91,993,485     1,585           8.81    58,040     10.145      178.69     702      98.1
20 Yr Fixed .............            211,783         5           0.02    42,357      8.116      236.92     723      91.6
25 Yr Fixed .............             84,809         2           0.01    42,405     13.959      258.76     661     100.0
30 Yr Fixed .............          2,729,874        45           0.26    60,664     10.317      358.37     704      91.2
                              --------------     -----     ----------   -------      -----      ------     ---      ----
           Total ........     $1,044,269,628     5,541     $   100.00%  188,462      5.691%     341.28     696      79.8%
                              ==============     =====     ==========

(1) A mortgage loan with a loan program including the term "30Y LIBOR 6MO" or "30Y LIBOR 12MO"has a term of 30 years and the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR or annually based on the value of One-Year LIBOR, respectively. A mortgage loan with a loan program including the term "2/28 LIBOR 6MO" has a term of 30 years, the first two of which consist including the term a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "3/27 LIBOR 6MO" or "3/27 LIBOR 12MO" has a term of 30 years, the first three of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR or annually based on the value of One-Year LIBOR, respectively. A mortgage loan with a loan program including the term "5/25 LIBOR 6MO" or "5/25 LIBOR 12MO" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR or annually based on the value of One-Year LIBOR, respectively. A mortgage loan with a loan program including the term "5/25 CMT 1Y" has a term of 30 years, the first five of which consist of a fixed rate period, and thereafter the mortgage rate adjusts annually based on the value of One Year CMT. A mortgage loan with a loan program including the term "7/23 LIBOR 6MO" or "7/23 LIBOR 12MO" has a term of 30 years, the first seven of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR or annually based on the value of One-Year LIBOR, respectively. A mortgage loan with a loan program including the term "10/20 LIBOR 6MO" has a term of 30 years, the first ten of which consist of a fixed rate period, and thereafter the mortgage rate adjusts semi-annually based on the value of Six-Month LIBOR. A mortgage loan with a loan program including the term "IO" has an interest only period. A mortgage loan with a loan program of "30/15 Fixed Balloon" has a term of 30 years, the mortgage rate is fixed for the entire term and requires a balloon payment in year 15. A mortgage loan with a loan program of "15Y Fixed", "20Y Fixed", "25Y Fixed", and "30Y Fixed" is a fixed rate loan with a term of 15, 20, 25 and 30 years, respectively.

                    Principal Balances as of the Cut-off Date

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
Range of Mortgage                    Current        No. of                 Average      Gross       Term      Credit    Original
Loan Principal Balances              Balance        Loans     % of Total   Balance       WAC       (Months)    Score       LTV
----------------------------     --------------   ---------   ----------  ---------   ----------  ----------  --------  ---------
$0.01 - $50,000.00 .........     $   28,730,845       808         2.75%   $  35,558      9.980%     185.21      697        97.0%
$50,000.01 - $100,000.00 ...         83,899,979     1,151         8.03       72,893      8.786      234.83      694        91.5
$100,000.01 - $150,000.00 ..        101,782,176       808         9.75      125,968      6.054      335.06      690        81.9
$150,000.01 - $200,000.00 ..        113,951,868       648        10.91      175,852      5.355      356.87      692        79.1
$200,000.01 - $250,000.00 ..        124,940,068       556        11.96      224,712      5.230      357.34      697        78.6
$250,000.01 - $300,000.00 ..        137,714,116       503        13.19      273,786      5.209      357.85      698        78.7
$300,000.01 - $350,000.00 ..        118,061,809       363        11.31      325,239      5.252      358.06      693        79.1
$350,000.01 - $400,000.00 ..         88,725,173       237         8.50      374,368      5.224      358.59      701        79.8
$400,000.01 - $450,000.00 ..         63,436,724       149         6.07      425,750      5.190      359.34      698        77.5
$450,000.01 - $500,000.00 ..         56,627,085       119         5.42      475,858      5.236      359.19      697        79.7
$500,000.01 - $550,000.00 ..         28,557,324        54         2.73      528,839      5.172      359.71      697        77.0
$550,000.01 - $600,000.00 ..         30,710,856        53         2.94      579,450      4.819      359.70      700        75.9
$600,000.01 - $650,000.00 ..         23,904,904        38         2.29      629,076      4.912      359.90      699        74.1
$650,000.01 - $700,000.00 ..          8,939,884        13         0.86      687,683      4.696      359.55      680        69.2
$700,000.01 - $750,000.00 ..         12,522,801        17         1.20      736,635      4.231      357.72      694        62.5
$750,000.01 - $800,000.00 ..          3,875,208         5         0.37      775,042      4.569      359.80      738        62.7
$800,000.01 - $850,000.00 ..          2,489,200         3         0.24      829,733      5.073      359.68      683        71.7
$850,000.01 - $900,000.00 ..          3,523,500         4         0.34      880,875      4.656      359.75      747        58.8
$900,000.01 - $950,000.00 ..          3,648,894         4         0.35      912,224      4.997      359.25      703        69.3
$950,000.01 - $1,000,000.00           6,930,466         7         0.66      990,067      4.821      359.71      721        58.1
$1,250,000.01-$1,300,000.00           1,296,750         1         0.12    1,296,750      4.750      360.00      772        65.0
                                 --------------     -----       ------    ---------      -----      ------      ---        ----
        Total ..............     $1,044,269,628     5,541       100.00%   $ 188,462      5.691%     341.28      696        79.8%
                                 ==============     =====       ======

      As of the Cut-off Date, the average current principal balance of the sample Group 1 Loans will be approximately $188,462.

Principal Balances as of Origination

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
Range of Mortgage                    Current        No. of                  Average     Gross       Term      Credit    Original
Loan Principal Balances              Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
$0.01 - $50,000.00 .........     $   28,730,845       808      2.75%      $   35,558    9.980%      185.21       697      97.0%
$50,000.01 - $100,000.00 ...         83,453,355     1,146      7.99           72,821    8.804       234.36       694      91.6
$100,000.01 - $150,000.00 ..        101,000,220       804      9.67          125,622    6.069       335.13       690      81.8
$150,000.01 - $200,000.00 ..        114,342,251       652     10.95          175,372    5.348       356.77       692      79.2
$200,000.01 - $250,000.00 ..        125,240,889       558     11.99          224,446    5.226       357.25       697      78.5
$250,000.01 - $300,000.00 ..        137,909,175       504     13.21          273,629    5.213       357.81       698      78.7
$300,000.01 - $350,000.00 ..        117,023,326       361     11.21          324,164    5.242       358.26       694      79.0
$350,000.01 - $400,000.00 ..         89,723,454       240      8.59          373,848    5.237       358.34       701      79.9
$400,000.01 - $450,000.00 ..         63,819,244       150      6.11          425,462    5.187       359.13       698      77.5
$450,000.01 - $500,000.00 ..         56,627,085       119      5.42          475,858    5.236       359.19       697      79.7
$500,000.01 - $550,000.00 ..         28,557,324        54      2.73          528,839    5.172       359.71       697      77.0
$550,000.01 - $600,000.00 ..         30,710,856        53      2.94          579,450    4.819       359.70       700      75.9
$600,000.01 - $650,000.00 ..         23,904,904        38      2.29          629,076    4.912       359.90       699      74.1
$650,000.01 - $700,000.00 ..          8,939,884        13      0.86          687,683    4.696       359.55       680      69.2
$700,000.01 - $750,000.00 ..         12,522,801        17      1.20          736,635    4.231       357.72       694      62.5
$750,000.01 - $800,000.00 ..          3,875,208         5      0.37          775,042    4.569       359.80       738      62.7
$800,000.01 - $850,000.00 ..          2,489,200         3      0.24          829,733    5.073       359.68       683      71.7
$850,000.01 - $900,000.00 ..          3,523,500         4      0.34          880,875    4.656       359.75       747      58.8
$900,000.01 - $950,000.00 ..          3,648,894         4      0.35          912,224    4.997       359.25       703      69.3
$950,000.01 - $1,000,000.00           6,930,466         7      0.66          990,067    4.821       359.71       721      58.1
$1,150,000.01-$1,300,000.00           1,296,750         1      0.12        1,296,750    4.750       360.00       772      65.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

      As of origination, the average current principal balance of the sample Group 1 Loans will be approximately $188,885.

                                 Mortgage Rates

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
Range of                             Current        No. of                  Average     Gross       Term      Credit    Original
Mortgage Rates (%)                   Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
2.500 - 2.999 ..............     $    1,789,528         9      0.17%      $  198,836    2.816%      359.26       740      80.8%
3.000 - 3.499 ..............         14,101,060        52      1.35          271,174    3.267       357.90       733      66.5
3.500 - 3.999 ..............         65,893,605       234      6.31          281,597    3.740       358.49       722      70.7
4.000 - 4.499 ..............        119,111,339       414     11.41          287,709    4.223       358.25       713      72.7
4.500 - 4.999 ..............        228,243,811       852     21.86          267,892    4.717       357.32       705      76.4
5.000 - 5.499 ..............        166,749,460       692     15.97          240,967    5.198       358.14       693      77.6
5.500 - 5.999 ..............        177,877,537       794     17.03          224,027    5.721       359.09       684      80.6
6.000 - 6.499 ..............         63,255,292       277      6.06          228,358    6.192       358.62       679      83.3
6.500 - 6.999 ..............         54,089,649       230      5.18          235,172    6.691       358.25       674      85.4
7.000 - 7.499 ..............         24,627,460       109      2.36          225,940    7.171       356.93       671      85.2
7.500 - 7.999 ..............         14,213,616        76      1.36          187,021    7.672       348.60       668      88.9
8.000 - 8.499 ..............          7,101,098        53      0.68          133,983    8.207       324.14       657      88.5
8.500 - 8.999 ..............         10,358,913       121      0.99           85,611    8.710       274.87       676      92.2
9.000 - 9.499 ..............          8,927,212       150      0.85           59,515    9.183       219.05       683      94.1
9.500 - 9.999 ..............         22,945,205       396      2.20           57,942    9.738       191.54       700      96.6
10.000 - 10.499 ............         28,064,937       486      2.69           57,747   10.195       181.08       707      98.8
10.500 - 10.999 ............         28,379,751       449      2.72           63,207   10.671       182.39       693      98.4
11.000 - 11.499 ............          4,978,812        80      0.48           62,235   11.101       197.72       681      97.1
11.500 - 11.999 ............          2,202,650        32      0.21           68,833   11.703       209.45       686      93.8
12.000 - 12.499 ............            201,875         6      0.02           33,646   12.132       201.69       634      93.2
12.500 - 12.999 ............            527,897        11      0.05           47,991   12.795       195.28       698      95.6
13.000 - 13.499 ............            209,518         6      0.02           34,920   13.116       196.05       666      98.6
13.500 - 13.999 ............            120,532         3      0.01           40,177   13.682       133.31       664     100.0
14.000 - 14.499 ............            112,847         3      0.01           37,616   14.220       138.97       615      99.9
14.500 - 14.999 ............            111,168         2      0.01           55,584   14.500       133.80       577      96.6
15.000 - 15.499 ............             14,895         1      0.00           14,895   15.000       137.00       610      90.0
15.500 - 15.999 ............             26,249         1      0.00           26,249   15.500       132.00       593      98.9
16.000 - 16.499 ............             16,528         1      0.00           16,528   16.250       135.00       592     100.0
16.500 - 16.999 ............             17,185         1      0.00           17,185   16.750       246.00       609     100.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

      The weighted average mortgage rate of the sample Group 1 Loans was approximately 5.691% per annum.

                              Next Adjustment Date*

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                  Average     Gross       Term      Credit    Original
Next Adjustment Date                 Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
May 1, 2004 ................     $   12,528,037        74      1.33%      $  169,298    5.414%      323.76       681      83.4%
June 1, 2004 ...............          3,408,397        20      0.36          170,420    5.120       330.35       672      85.7
July 1, 2004 ...............          4,830,742        29      0.51          166,577    5.304       335.53       686      82.9
August 1, 2004 .............         10,231,791        50      1.08          204,636    4.731       347.92       707      74.9
September 1, 2004 ..........         36,885,967       140      3.91          263,471    5.166       351.61       695      77.1
October 1, 2004 ............        110,446,302       411     11.70          268,726    4.839       355.54       697      78.0
November 1, 2004 ...........         36,761,450       129      3.89          284,972    4.927       360.00       699      79.8
March 1, 2005 ..............            262,400         1      0.03          262,400    5.075       359.00       775      80.0
April 1, 2005 ..............          1,437,900         4      0.15          359,475    3.665       360.00       736      70.3
October 1, 2005 ............            801,512         3      0.08          267,171    6.362       354.00       690      87.8
November 1, 2005 ...........            838,046         4      0.09          209,511    6.029       355.00       645      72.5
December 1, 2005 ...........            440,289         1      0.05          440,289    7.000       356.00       669      95.0
January 1, 2006 ............            738,333         4      0.08          184,583    6.671       357.00       663      86.7
February 1, 2006 ...........         10,946,032        57      1.16          192,036    6.199       358.40       667      81.5
March 1, 2006 ..............         89,573,910       362      9.49          247,442    5.938       359.09       676      82.6
April 1, 2006 ..............        214,372,667       853     22.71          251,316    5.224       360.00       696      78.8
May 1, 2006 ................         45,351,520       167      4.81          271,566    4.972       360.00       691      78.5
October 1, 2006 ............            192,488         1      0.02          192,488    4.875       354.00       657      70.0
November 1, 2006 ...........          1,193,289         4      0.13          298,322    6.025       355.00       696      80.1
December 1, 2006 ...........            582,236         2      0.06          291,118    4.416       356.00       709      79.9
January 1, 2007 ............          2,749,255        12      0.29          229,105    5.217       357.17       696      78.9
February 1, 2007 ...........         25,067,294       133      2.66          188,476    5.297       358.41       701      77.0
March 1, 2007 ..............         60,514,999       334      6.41          181,183    5.432       359.33       678      79.8
April 1, 2007 ..............        119,018,005       456     12.61          261,004    5.000       360.00       702      76.3
May 1, 2007 ................         22,925,380        84      2.43          272,921    4.986       360.00       693      76.2
October 1, 2008 ............            357,994         3      0.04          119,331    5.846       354.00       700      82.4
January 1, 2009 ............          1,285,319         3      0.14          428,440    6.577       357.00       665      89.5
February 1, 2009 ...........          4,282,460        14      0.45          305,890    5.688       358.00       698      80.8
March 1, 2009 ..............         20,297,482        75      2.15          270,633    5.470       359.00       719      75.7
April 1, 2009 ..............         82,469,407       289      8.74          285,361    5.198       360.00       714      72.4
May 1, 2009 ................         14,866,800        54      1.58          275,311    4.904       360.00       720      73.7
March 1, 2011 ..............            438,610         3      0.05          146,203    6.322       359.00       707      87.5
April 1, 2011 ..............          2,884,119        10      0.31          288,412    5.486       360.00       708      76.2
April 1, 2014 ..............          4,437,279        10      0.47          443,728    5.234       360.00       709      53.5
May 1, 2014 ................            420,000         1      0.04          420,000    5.125       360.00       758      60.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  943,837,710     3,797    100.00%      $  248,575    5.216%      358.05       696      77.9%
                                 ==============     =====    ======

           As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the sample Group 1 Loans will be approximately 28 months.

*     Excludes the fixed rate mortgage loans in Loan Group 1

                                  Gross Margin*

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                  Average     Gross       Term      Credit    Original
Range of Gross Margins (%)           Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
1.500 - 1.749 ..............     $      783,200         3      0.08%      $  261,067    2.775%      359.29       769      80.0%
1.750 - 1.999 ..............          2,075,775         6      0.22          345,963    3.350       360.00       714      73.0
2.000 - 2.249 ..............          6,367,750        19      0.67          335,145    4.229       355.75       739      71.8
2.250 - 2.499 ..............         91,156,189       284      9.66          320,972    4.749       359.51       723      70.4
2.500 - 2.749 ..............         13,115,387        48      1.39          273,237    4.621       359.57       705      76.8
2.750 - 2.999 ..............         49,162,720       174      5.21          282,544    4.857       356.51       715      73.9
3.000 - 3.249 ..............         82,905,283       309      8.78          268,302    4.775       358.04       710      76.6
3.250 - 3.499 ..............        200,991,816       798     21.30          251,869    5.041       358.12       720      77.9
3.500 - 3.749 ..............        121,765,244       470     12.90          259,075    5.125       356.83       696      78.2
3.750 - 3.999 ..............        139,025,639       543     14.73          256,032    5.177       358.91       678      79.0
4.000 - 4.249 ..............         25,877,336       110      2.74          235,249    5.404       355.14       668      79.0
4.250 - 4.499 ..............         28,974,145       125      3.07          231,793    5.428       355.33       672      79.6
4.500 - 4.749 ..............         17,338,134        88      1.84          197,024    5.312       358.89       679      80.6
4.750 - 4.999 ..............         19,393,011        97      2.05          199,928    5.888       356.44       666      82.0
5.000 - 5.249 ..............         38,779,670       197      4.11          196,851    6.084       358.87       671      81.5
5.250 - 5.499 ..............         22,402,465       134      2.37          167,183    5.893       358.00       662      79.4
5.500 - 5.749 ..............         32,812,827       198      3.48          165,721    5.967       359.53       660      81.0
5.750 - 5.999 ..............          9,479,407        40      1.00          236,985    6.674       359.21       636      79.0
6.000 - 6.249 ..............         18,991,376        68      2.01          279,285    6.258       358.43       657      85.3
6.250 - 6.499 ..............         14,670,232        51      1.55          287,652    6.475       358.80       651      91.2
6.500 - 6.749 ..............          4,684,779        16      0.50          292,799    7.148       359.11       625      89.3
6.750 - 6.999 ..............          1,018,089         7      0.11          145,441    7.453       357.14       656      73.5
7.000 - 7.249 ..............            293,432         2      0.03          146,716    7.325       360.00       695      89.0
7.250 - 7.499 ..............            160,627         2      0.02           80,314    7.566       358.53       676      80.0
7.500 - 7.749 ..............            504,829         2      0.05          252,414    7.999       360.00       568      62.8
7.750 - 7.999 ..............            347,870         2      0.04          173,935    8.065       359.13       651      85.6
8.000 - 8.249 ..............            315,199         1      0.03          315,199    8.250       360.00       666      95.0
8.250- 8.499 ...............            248,757         2      0.03          124,378    8.334       351.38       693      91.7
Greater than 10.000 ........            196,522         1      0.02          196,522    5.950       359.00       602      80.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  943,837,710     3,797    100.00%      $  248,575    5.216%      358.05       696      77.9%
                                 ==============     =====    ======

      As of the Cut-off Date, the weighted average Gross Margin of the sample Group 1 Loans will be approximately 3.699% per annum.

*     Excludes the fixed rate mortgage loans in Loan Group 1

                             Maximum Mortgage Rate*

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
Range of Maximum                     Current        No. of                  Average     Gross       Term      Credit    Original
Mortgage Rates (%)                   Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Less than 8.000 ............     $      378,900         2      0.04%      $  189,450    2.832%      358.00       775      76.5%
8.000 - 8.499 ..............            314,000         2      0.03          157,000    3.179       358.00       719      65.3
8.500 - 8.999 ..............          2,246,380        10      0.24          224,638    3.137       359.16       741      79.5
9.000 - 9.499 ..............         22,406,908        82      2.37          273,255    3.682       359.57       731      70.1
9.500 - 9.999 ..............         79,176,407       269      8.39          294,336    3.940       359.64       725      70.9
10.000 - 10.499 ............        110,470,672       377     11.70          293,026    4.270       359.84       714      72.0
10.500 - 10.999 ............        199,715,401       727     21.16          274,712    4.737       359.79       705      76.1
11.000 - 11.499 ............        153,942,677       627     16.31          245,523    5.202       359.74       694      77.4
11.500 - 11.999 ............        173,949,419       771     18.43          225,615    5.736       359.57       683      80.7
12.000 - 12.499 ............         63,764,613       270      6.76          236,165    6.193       358.92       681      83.7
12.500 - 12.999 ............         55,460,948       236      5.88          235,004    6.455       355.20       680      85.2
13.000 - 13.499 ............         28,774,783       139      3.05          207,013    6.471       349.98       677      84.5
13.500 - 13.999 ............         20,609,641       101      2.18          204,056    6.767       346.79       659      86.0
14.000 - 14.499 ............         12,856,117        67      1.36          191,882    6.584       341.27       652      85.0
14.500 - 14.999 ............         10,740,923        57      1.14          188,437    6.769       338.18       649      86.9
15.000 - 15.499 ............          4,607,158        28      0.49          164,541    6.847       331.15       624      86.2
15.500 - 15.999 ............          2,473,889        14      0.26          176,706    8.126       334.92       627      80.9
16.000 - 16.499 ............            677,569         6      0.07          112,928    7.985       337.53       602      81.3
16.500 - 16.999 ............            439,049         4      0.05          109,762    6.484       316.11       666      87.2
17.000 - 17.499 ............            294,132         4      0.03           73,533    7.167       334.93       657      84.4
17.500 - 17.999 ............            171,560         2      0.02           85,780   10.849       323.72       562      68.0
18.000 - 18.499 ............             56,764         1      0.01           56,764   10.450       319.00       584      80.0
18.500 - 18.999 ............            309,797         1      0.03          309,797    7.250       322.00       664      70.2
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  943,837,710     3,797    100.00%      $  248,575    5.216%      358.05       696      77.9%
                                 ==============     =====    ======

      As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the sample Group 1 Loans will be approximately 11.295% per annum.

*     Excludes the fixed rate mortgage loans in Loan Group 1

                           Initial Fixed-Rate Period*

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                  Average     Gross       Term      Credit    Original
Initial Fixed Period                 Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Six Months .................     $  175,008,431       616     18.54%      $  284,105    4.864%      359.23       700      77.4%
One Year ...................          1,700,300         5      0.18          340,060    3.883       359.85       742      71.8
Two Years ..................        396,747,596     1,647     42.04          240,891    5.371       356.61       688      80.1
Three Years ................        238,641,914     1,067     25.28          223,657    5.205       358.62       694      77.4
Five Years .................        123,559,461       438     13.09          282,099    5.241       359.72       714      73.6
Seven Years ................          3,322,729        13      0.35          255,595    5.596       359.87       708      77.7
Ten Years ..................          4,857,279        11      0.51          441,571    5.225       360.00       713      54.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  943,837,710     3,797    100.00%      $  248,575    5.216%      358.05       696      77.9%
                                 ==============     =====    ======

*     Excludes the fixed rate mortgage loans in Loan Group 1

                               Initial Rate Cap*

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                  Average     Gross       Term      Credit    Original
Initial Cap (%)                      Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
1.000 ......................     $  173,522,105       609     18.38%      $  284,930    4.825%      359.32       702      77.5%
1.500 ......................          2,292,490         9      0.24          254,721    7.094       351.61       575      70.1
2.000 ......................         11,098,173        46      1.18          241,265    5.117       359.50       707      80.8
3.000 ......................        672,321,424     2,879     71.23          233,526    5.331       357.51       691      78.8
5.000 ......................         25,613,869        70      2.71          365,912    4.976       359.68       729      72.3
6.000 ......................         58,989,649       184      6.25          320,596    5.096       359.68       714      71.5
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  943,837,710     3,797    100.00%      $  248,575    5.216%      358.05       696      77.9%
                                 ==============     =====    ======

*     Excludes the fixed rate mortgage loans in Loan Group 1

                               Periodic Rate Cap*

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                  Average     Gross       Term      Credit    Original
Subsequent Cap (%)                   Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
1.000 ......................     $  870,705,147     3,538     92.25%      $  246,101    5.217%      357.99       695      78.4%
1.500 ......................          7,635,792        39      0.81          195,790    7.475       350.19       590      70.3
1.750 ......................            249,400         1      0.03          249,400    5.000       359.00       752      80.0
2.000 ......................         65,247,371       219      6.91          297,933    4.927       359.74       718      72.5
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  943,837,710     3,797    100.00%      $  248,575    5.216%      358.05       696      77.9%
                                 ==============     =====    ======

*     Excludes the fixed rate mortgage loans in Loan Group 1

                        Original Loan-to-Value Ratios(1)

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
Range of Loan-to-Value               Current        No. of                  Average     Gross       Term      Credit    Original
Ratios (%)                           Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
0.01 - 20.00 ...............     $      596,784         3      0.06%      $  198,928    4.211%      353.61       763      15.3%
20.01 - 25.00 ..............          2,198,460        10      0.21          219,846    4.640       358.54       724      22.1
25.01 - 30.00 ..............          1,335,000         6      0.13          222,500    4.572       360.00       701      28.9
30.01 - 35.00 ..............          1,387,151         5      0.13          277,430    4.688       358.73       718      33.7
35.01 - 40.00 ..............          2,566,332        11      0.25          233,303    5.240       357.27       713      37.1
40.01 - 45.00 ..............          5,689,147        21      0.54          270,912    4.720       357.98       700      42.4
45.01 - 50.00 ..............          7,306,569        31      0.70          235,696    4.701       359.20       700      48.5
50.01 - 55.00 ..............          8,092,393        40      0.77          202,310    4.856       358.01       703      52.8
55.01 - 60.00 ..............         25,336,068        75      2.43          337,814    4.446       359.44       691      58.1
60.01 - 65.00 ..............         24,362,365        81      2.33          300,770    4.536       357.35       702      63.6
65.01 - 70.00 ..............        158,099,343       555     15.14          284,864    4.625       359.02       705      69.6
70.01 - 75.00 ..............         41,976,437       165      4.02          254,403    5.236       356.43       694      73.9
75.01 - 80.00 ..............        474,344,115     1,969     45.42          240,906    5.154       358.53       697      79.8
80.01 - 85.00 ..............         22,786,823       108      2.18          210,989    5.911       350.75       680      84.2
85.01 - 90.00 ..............        117,410,246       668     11.24          175,764    6.336       344.23       684      89.7
90.01 - 95.00 ..............         71,661,225       514      6.86          139,419    7.233       319.53       679      94.8
95.01 - 100.00 .............         79,121,171     1,279      7.58           61,862    9.959       189.94       709      99.9
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

      The minimum and maximum loan-to-value ratios of the sample Group 1 Loans at origination were approximately 13.40% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the sample Group 1 Loans at origination was approximately 79.85%.

      (1) With respect to the fixed-rate sample Group 1 Loans, the combined loan-to-value ratio.

                                Occupancy Types

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                  Average     Gross       Term      Credit    Original
Occupancy                            Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Owner Occupied .............     $  873,213,019     4,743     83.62%      $  184,106    5.752%      338.08       694      80.6%
Investment .................        147,628,617       696     14.14          212,110    5.409       357.55       709      76.3
Second Home ................         23,427,992       102      2.24          229,686    5.175       358.10       709      75.8
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                  Average     Gross       Term      Credit    Original
Document Type                        Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Progressive Series Program
(Limited (Stated)
Documentation) .............     $  465,432,215     2,585     44.57%      $  180,051    5.801%      333.01       704      79.7%
Progressive Series Program
(Full Documentation) .......        244,431,472     1,428     23.41          171,170    5.376       339.52       696      80.2
Progressive Express
Program (Verified Assets) ..        106,527,475       441     10.20          241,559    5.681       350.49       690      80.9
Progressive Express
Program (Non Verified
Assets) ....................        102,537,903       460      9.82          222,908    5.882       352.24       683      80.1
Progressive Series Program
(No Income/No Asset
Documentation) .............         41,152,713       208      3.94          197,850    5.802       358.88       684      79.0
Progressive Express No
Doc Program (No
Documentation) .............         38,787,162       166      3.71          233,658    5.956       358.87       698      75.6
Progressive Series Program
(Full Income/Stated Assets)          30,730,621       192      2.94          160,055    5.404       359.91       662      79.8
Progressive Express
Program (No
Documentation (Verified
Assets)) ...................          8,425,016        35      0.81          240,715    5.708       359.83       698      78.9
Progressive Series Program
(Alternative
Documentation) .............          6,245,053        26      0.60          240,194    5.825       347.62       687      88.3
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                  Average     Gross       Term      Credit    Original
Credit Grade Category                Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
------------------------------   --------------    -------  ----------    ----------  ----------  ---------   -------   --------
A+(1) ........................   $  553,485,078     3,006     53.00%      $  184,127    5.536%      336.97       726      79.0%
A(1) .........................      290,806,768     1,650     27.85          176,247    5.865       341.53       656      80.1
A-(1) ........................       28,812,821       126      2.76          228,673    6.118       356.42       614      79.4
B(1) .........................        2,218,751        10      0.21          221,875    7.183       359.52       569      68.2
C(1) .........................          224,829         1      0.02          224,829    7.375       360.00       571      60.0
CX ...........................          719,291         3      0.07          239,764    9.062       358.43       511      73.7
Progressive Express(TM) I(2)..       81,275,773       359      7.78          226,395    5.531       352.26       725      83.0
Progressive Express(TM) II(2).       72,875,710       319      6.98          228,451    5.921       352.87       653      82.7
Progressive Express(TM)III(2).        6,274,943        29      0.60          216,377    6.198       346.95       617      81.2
Progressive Express(TM) IV(2).        3,489,088        17      0.33          205,240    5.878       343.89       595      77.7
Progressive Express(TM) V(2)..        2,898,915        16      0.28          181,182    7.968       347.10       594      71.9
Progressive Express(TM) VI(2).        1,187,662         5      0.11          237,532    7.687       359.56       521      66.8
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
           Total ............    $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

(1) All of these sample Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V and VI, respectively. All of the Seasoned Mortgage Loans in Loan Group 1 have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These sample Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these sample Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these sample Group 1 Loans do not correspond to the alphabetical risk categories listed above.

      See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                  Average     Gross       Term      Credit    Original
Property Type                        Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Single-Family Residence ....     $  656,518,902     3,533     62.87%      $  185,825    5.689%      341.34       693      80.0%
De minimis PUD .............        136,203,455       744     13.04          183,069    5.915       330.49       696      82.3
Condominium ................        102,489,886       621      9.81          165,040    5.589       342.25       710      79.6
Planned Unit Development ...         65,637,320       313      6.29          209,704    5.542       347.58       702      79.1
Two Family .................         37,989,430       152      3.64          249,930    5.726       354.36       702      78.2
Four Family ................         23,914,800        81      2.29          295,244    5.204       353.23       710      71.5
Three Family ...............         11,104,382        47      1.06          236,263    5.809       344.38       696      75.1
Highrise/Condominium .......          6,447,414        26      0.62          247,977    5.214       350.62       721      75.5
Townhouse ..................          3,655,689        23      0.35          158,943    6.533       350.06       681      85.5
Site Condo .................            308,350         1      0.03          308,350    5.500       360.00       725      70.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

                 Geographic Distribution of Mortgaged Properties

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                  Average     Gross       Term      Credit    Original
State                                Balance        Loans   % of Total      Balance      WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Alabama ....................     $      452,362         4      0.04%      $  113,091    5.029%      359.19       694      68.4%
Arkansas ...................            529,202         5      0.05          105,840    6.973       331.08       667      87.4
Arizona ....................         20,023,769       149      1.92          134,388    6.060       344.75       685      83.9
California .................        640,830,882     2,905     61.37          220,596    5.552       340.48       702      78.8
Colorado ...................         18,534,508       120      1.77          154,454    5.724       333.83       690      82.0
Connecticut ................          4,298,942        27      0.41          159,220    6.208       340.37       677      82.0
District of Columbia .......          2,288,166         9      0.22          254,241    6.693       340.52       645      75.8
Delaware ...................          1,630,214         7      0.16          232,888    5.095       359.21       693      73.5
Florida ....................         80,026,589       518      7.66          154,491    5.774       344.82       698      81.4
Georgia ....................         27,261,316       166      2.61          164,225    4.926       349.81       702      80.8
Hawaii .....................         11,696,467        38      1.12          307,802    5.489       347.62       701      75.5
Iowa .......................            653,137         6      0.06          108,856    5.813       355.22       689      83.7
Idaho ......................          1,072,218        11      0.10           97,474    5.952       346.21       702      83.1
Illinois ...................         13,865,678        93      1.33          149,093    6.020       346.79       682      80.8
Indiana ....................          2,477,824        22      0.24          112,628    5.902       345.01       673      82.2
Kansas .....................          1,525,335         9      0.15          169,482    5.394       354.55       706      82.3
Kentucky ...................          1,245,226        10      0.12          124,523    5.368       350.27       673      81.6
Louisiana ..................            415,752         3      0.04          138,584    6.176       348.45       707      92.3
Massachusetts ..............         10,448,361        56      1.00          186,578    6.258       336.72       675      82.5
Maryland ...................         13,100,551        81      1.25          161,735    6.341       325.34       689      82.7
Michigan ...................         14,776,838        93      1.42          158,891    5.542       347.92       693      78.3
Minnesota ..................         13,374,936        69      1.28          193,840    5.922       352.67       679      81.0
Missouri ...................          3,166,204        22      0.30          143,918    6.078       347.80       684      84.1
Mississippi ................            887,720        10      0.09           88,772    6.718       329.25       655      86.5
Montana ....................            223,262         2      0.02          111,631    5.674       350.30       615      72.3
North Carolina .............          4,729,748        35      0.45          135,136    5.916       350.01       676      80.0
North Dakota ...............            431,929         4      0.04          107,982    5.871       358.94       712      79.9
Nebraska ...................          1,227,905         9      0.12          136,434    5.743       359.79       676      82.4
New Hampshire ..............            616,189         4      0.06          154,047    6.481       339.39       634      70.8
New Jersey .................         13,753,626        77      1.32          178,619    6.094       345.94       683      80.7
New Mexico .................          1,850,503         8      0.18          231,313    6.220       350.34       675      73.3
Nevada .....................         32,522,330       213      3.11          152,687    6.100       337.43       690      83.1
New York ...................         16,259,757        74      1.56          219,726    6.795       349.93       670      81.0
Ohio .......................          7,734,452        64      0.74          120,851    6.141       347.06       667      84.4
Oklahoma ...................            678,788         6      0.07          113,131    5.090       354.06       725      80.3
Oregon .....................          6,938,160        66      0.66          105,124    6.272       336.89       679      82.8
Pennsylvania ...............          3,657,236        28      0.35          130,616    5.857       342.59       677      84.4
Rhode Island ...............          1,812,507        14      0.17          129,465    7.079       325.28       685      85.6
South Carolina .............          2,819,847        25      0.27          112,794    5.856       348.46       681      82.8
Tennessee ..................          3,124,736        29      0.30          107,750    6.128       341.32       674      82.7
Texas ......................          8,176,071        75      0.78          109,014    6.168       329.73       691      82.3
Utah .......................          9,384,416        82      0.90          114,444    5.744       338.09       686      83.1
Virginia ...................         23,253,560       144      2.23          161,483    6.456       329.70       686      83.8
Washington .................         17,785,080       126      1.70          141,151    5.541       341.51       679      80.4
Wisconsin ..................          2,197,877        19      0.21          115,678    5.697       354.32       688      80.3
West Virginia ..............            101,792         1      0.01          101,792    5.700       360.00       712      87.2
Wyoming ....................            407,658         3      0.04          135,886    6.061       341.04       700      71.1
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
               Total .......     $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

      No more than approximately 0.54% of the sample Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                              Debt to Income Ratio

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Description (%)                      Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
5.01 - 10.00 ...............     $    3,032,971        14      0.29%      $  216,641    4.515%      359.26       701      65.6%
10.01 - 15.00 ..............          8,146,184        36      0.78          226,283    4.544       352.68       728      68.2
15.01 - 20.00 ..............         14,340,406        74      1.37          193,789    5.171       347.21       711      75.7
20.01 - 25.00 ..............         32,196,398       171      3.08          188,283    5.293       346.76       703      76.8
25.01 - 30.00 ..............         59,563,907       326      5.70          182,711    5.407       345.16       705      77.7
30.01 - 35.00 ..............        112,759,690       604     10.80          186,688    5.457       343.07       697      79.0
35.01 - 40.00 ..............        162,286,779       865     15.54          187,615    5.644       340.64       698      80.7
40.01 - 45.00 ..............        188,141,732     1,049     18.02          179,353    5.776       337.96       696      80.9
45.01 - 50.00 ..............        176,154,551     1,072     16.87          164,323    5.937       332.23       692      82.0
50.01 - 55.00 ..............          9,407,911        54      0.90          174,221    5.885       335.83       684      78.6
Greater than 55.00 .........          1,631,744        13      0.16          125,519    6.324       313.00       699      83.6
Not Required ...............        276,607,355     1,263     26.49          219,008    5.770       346.98       693      79.1
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

      As of the Cut-off Date, the weighted average debt to income ratio of the sample Group 1 Loans will be approximately 38.56% per annum.

                               Prepayment Penalty

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Number of Months                     Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
-----------------------------    --------------    -------  ----------    ----------  ----------  ---------   -------   --------
 0 ..........................    $  288,854,821     1,896     27.66%      $  152,350    6.198%      321.63       700      80.8%
 6 ..........................         8,781,908        53      0.84          165,696    7.066       337.22       702      79.0
 7 ..........................           848,950         3      0.08          282,983    5.111       358.31       663      69.8
12 ..........................       186,982,423       890     17.91          210,093    5.511       340.48       702      78.7
24 ..........................       287,248,617     1,359     27.51          211,368    5.507       349.09       692      81.2
36 ..........................       190,379,877       999     18.23          190,570    5.481       354.17       687      78.9
60 ..........................        81,173,030       341      7.77          238,044    5.303       355.43       705      76.8
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ...............    $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

                     Months Remaining to Scheduled Maturity

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Number of Months                     Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
1 - 120 ....................     $       29,196         1      0.00%      $   29,196   13.250%      113.00       609     100.0%
121 - 180 ..................         97,312,722     1,690      9.32           57,581   10.155       178.54       701      98.0
181 - 240 ..................            211,783         5      0.02           42,357    8.116       236.92       723      91.6
241 - 300 ..................            416,815         4      0.04          104,204    9.731       269.42       624      76.8
301-360 ....................        946,299,113     3,841     90.62          246,368    5.229       358.08       696      78.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
              Total ........     $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

      As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the sample Group 1 Loans will be approximately 341 months.

                                  Credit Scores

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Range of Credit Scores               Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Not Required ...............     $      207,947         1      0.02%      $  207,947    4.125%      318.00                75.0%
Greater than 820 ...........            857,774         2      0.08          428,887    4.001       359.87       825      64.3
801 - 820 ..................          2,955,664        19      0.28          155,561    5.297       341.47       806      79.2
781 - 800 ..................         29,197,209       131      2.80          222,879    5.019       348.14       788      75.6
761 - 780 ..................         69,730,882       345      6.68          202,118    5.241       342.64       770      77.8
741 - 760 ..................        100,935,004       487      9.67          207,259    5.264       343.58       750      78.6
721 - 740 ..................        134,038,716       647     12.84          207,170    5.347       343.37       730      78.8
701 - 720 ..................        138,599,396       777     13.27          178,378    5.683       335.27       710      80.8
681 - 700 ..................        162,899,086       989     15.60          164,711    5.980       331.60       690      81.0
661 - 680 ..................        156,120,863       816     14.95          191,325    5.740       343.98       670      80.3
641 - 660 ..................        128,052,166       742     12.26          172,577    6.088       340.70       651      81.2
621 - 640 ..................         76,702,889       379      7.35          202,382    5.833       350.83       631      80.3
601 - 620 ..................         31,032,771       138      2.97          224,875    5.992       354.14       612      80.1
581 - 600 ..................          6,444,125        34      0.62          189,533    6.387       347.68       592      78.7
561 - 580 ..................          3,869,513        20      0.37          193,476    7.503       356.42       571      67.3
541 - 560 ..................            732,671         6      0.07          122,112    8.789       326.32       554      73.5
521 - 540 ..................            530,714         3      0.05          176,905    8.404       338.93       526      70.4
501 - 520 ..................          1,362,238         5      0.13          272,448    8.054       359.04       510      71.8
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
           Total ...........     $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

           As of the Cut-off Date, the weighted average credit score of the sample Group 1 Loans will be approximately 696.

                            Range of Months to Roll*

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Number of Months                     Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
1 - 6 ......................     $  215,092,686       853     22.79%      $  252,160    4.953%      352.57       696      78.5%
7 - 12 .....................          1,700,300         5      0.18          340,060    3.883       359.85       742      71.8
13 - 18 ....................            801,512         3      0.08          267,171    6.362       354.00       690      87.8
19 - 24 ....................        362,260,797     1,448     38.38          250,180    5.405       359.70       689      79.8
25 - 31 ....................          1,385,777         5      0.15          277,155    5.865       354.86       690      78.7
32 - 37 ....................        230,857,170     1,021     24.46          226,109    5.145       359.61       695      77.3
50 - 55 ....................            357,994         3      0.04          119,331    5.846       354.00       700      82.4
56 - 61 ....................        123,201,467       435     13.05          283,222    5.239       359.73       714      73.6
80 - 85 ....................          3,322,729        13      0.35          255,595    5.596       359.87       708      77.7
Greater than 85 ............          4,857,279        11      0.51          441,571    5.225       360.00       713      54.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
              Total ........     $  943,837,710     3,797    100.00%      $  248,575    5.216%      358.05       696      77.9%
                                 ==============     =====    ======

      As of the Cut-off Date, the weighted average months to roll of the sample Group 1 Loans will be approximately 28 months.

*     Excludes the fixed rate mortgage loans in Loan Group 1

                                  Loan Purposes

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Loan Purpose                         Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Purchase ...................     $  651,269,970     3,722     62.37%      $  174,978    5.850%      335.28       704      82.6%
Refinance - Cash Out .......        262,373,439     1,237     25.13          212,105    5.531       349.98       680      76.2
Refinance - Rate/Term ......        130,626,219       582     12.51          224,444    5.220       353.70       689      73.7
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
              Total ........     $1,044,269,628     5,541    100.00%      $  188,462    5.691%      341.28       696      79.8%
                                 ==============     =====    ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

Loan Group 2

      The sample Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $200,000,669, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the sample Group 2 Loans are secured by first liens on the related mortgaged property.

      The average principal balance of the sample Group 2 Loans at origination was approximately $210,501. No sample Group 2 Loan had a principal balance at origination of greater than approximately $1,000,000 or less than approximately $50,000. The average principal balance of the sample Group 2 Loans as of the Cut-off Date was approximately $210,306. No sample Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $999,028 or less than approximately $49,663.

      As of the Cut-off Date, the sample Group 2 Loans had mortgage rates ranging from approximately 4.875% per annum to approximately 9.500% per annum and the weighted average mortgage rate was approximately 6.540% per annum. The weighted average remaining term to stated maturity of the sample Group 2 Loans was approximately 351 months as of the Cut-off Date. None of the sample Group 2 Loans will have a first Due Date prior to May 1, 2003, or after June 1, 2004, or will have a remaining term to maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any sample Group 2 Loan is May 1, 2034.

      Approximately 9.96% and 0.23% of the sample Group 2 Loans have initial interest only periods of five and ten years, respectively years.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the sample Group 2 Loans was approximately 74.71%. No loan-to-value ratio at origination of any sample Group 2 Loan was greater than approximately 100.00% or less than approximately 15.00%.

      None of the sample Group 2 Loans are buydown mortgage loans.

      None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

      Approximately 59.78% of the sample Group 2 Loans provide for prepayment charges.

      Approximately 17.48% and 5.36% of the sample Group 2 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the sample Group 2 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.770% per annum.

      Set forth below is a description of certain additional characteristics of the sample Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the sample Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                             Mortgage Loan Programs

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Loan Programs                        Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
10Y Fixed ..................     $       94,412         1      0.05%      $   94,412    5.750%      119.00       676      30.6%
15Y Fixed ..................          8,575,424        51      4.29          168,146    6.042       178.99       674      63.8
20 Yr Fixed ................          1,100,588         7      0.55          157,227    6.071       239.07       689      64.2
30 Yr Fixed ................        169,842,846       810     84.92          209,683    6.561       359.01       695      75.0
30 Yr Fixed IO .............         20,387,398        82     10.19          248,627    6.601       359.72       706      77.8
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
              Total ........     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

A mortgage loan with a loan program of "15Y Fixed", "20Y Fixed" and "30Y Fixed" is a fixed rate loan with a term of 15, 20 and 30 years, respectively. A mortgage loan with a loan program including the term "IO" has an interest only period.

                    Principal Balances as of the Cut-off Date

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
Range of Mortgage                    Current        No. of                 Average      Gross       Term      Credit    Original
Loan Principal Balances              Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
$0.01 - $50,000.00 .........     $      149,498         3      0.07%      $   49,833    7.211%      298.21       703      62.9%
$50,000.01 - $100,000.00 ...         12,986,906       155      6.49           83,786    6.934       345.61       680      74.9
$100,000.01 - $150,000.00 ..         29,354,725       236     14.68          124,384    6.908       345.71       686      76.0
$150,000.01 - $200,000.00 ..         31,320,590       180     15.66          174,003    6.628       342.20       694      75.5
$200,000.01 - $250,000.00 ..         23,571,557       104     11.79          226,650    6.597       350.59       685      76.4
$250,000.01 - $300,000.00 ..         23,404,738        85     11.70          275,350    6.481       354.89       688      74.9
$300,000.01 - $350,000.00 ..         22,912,106        70     11.46          327,316    6.367       354.21       692      76.1
$350,000.01 - $400,000.00 ..         15,339,629        41      7.67          374,137    6.493       359.04       702      75.4
$400,000.01 - $450,000.00 ..          8,542,764        20      4.27          427,138    6.296       359.05       725      71.1
$450,000.01 - $500,000.00 ..          8,108,100        17      4.05          476,947    6.469       348.17       716      76.6
$500,000.01 - $550,000.00 ..          9,038,313        17      4.52          531,665    5.920       348.52       723      73.0
$550,000.01 - $600,000.00 ..          5,142,502         9      2.57          571,389    6.372       359.10       695      68.7
$600,000.01 - $650,000.00 ..          3,775,560         6      1.89          629,260    6.189       359.17       691      70.3
$650,000.01 - $700,000.00 ..          2,040,256         3      1.02          680,085    5.711       359.66       744      64.3
$700,000.01 - $750,000.00 ..            715,000         1      0.36          715,000    6.375       360.00       738      65.0
$750,000.01 - $800,000.00 ..            769,157         1      0.38          769,157    5.500       359.00       776      70.0
$850,000.01 - $900,000.00 ..            899,060         1      0.45          899,060    5.750       359.00       634      60.0
$900,000.01 - $950,000.00 ..            931,178         1      0.47          931,178    6.625       359.00       742      74.6
$950,000.01 - $1,000,000.00             999,028         1      0.50          999,028    6.125       359.00       741      50.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
              Total ........     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

      As of the Cut-off Date, the average current principal balance of the sample Group 2 Loans will be approximately $210,306.

                      Principal Balances as of Origination

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
Range of Mortgage                    Current        No. of                 Average      Gross       Term      Credit    Original
Loan Principal Balances              Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
$0.01 - $50,000.00 .........     $      149,498         3      0.07%      $   49,833    7.211%      298.21       703      62.9%
$50,000.01 - $100,000.00 ...         12,986,906       155      6.49           83,786    6.934       345.61       680      74.9
$100,000.01 - $150,000.00 ..         29,354,725       236     14.68          124,384    6.908       345.71       686      76.0
$150,000.01 - $200,000.00 ..         31,320,590       180     15.66          174,003    6.628       342.20       694      75.5
$200,000.01 - $250,000.00 ..         23,571,557       104     11.79          226,650    6.597       350.59       685      76.4
$250,000.01 - $300,000.00 ..         23,404,738        85     11.70          275,350    6.481       354.89       688      74.9
$300,000.01 - $350,000.00 ..         22,912,106        70     11.46          327,316    6.367       354.21       692      76.1
$350,000.01 - $400,000.00 ..         15,339,629        41      7.67          374,137    6.493       359.04       702      75.4
$400,000.01 - $450,000.00 ..          8,542,764        20      4.27          427,138    6.296       359.05       725      71.1
$450,000.01 - $500,000.00 ..          8,108,100        17      4.05          476,947    6.469       348.17       716      76.6
$500,000.01 - $550,000.00 ..          9,038,313        17      4.52          531,665    5.920       348.52       723      73.0
$550,000.01 - $600,000.00 ..          5,142,502         9      2.57          571,389    6.372       359.10       695      68.7
$600,000.01 - $650,000.00 ..          3,775,560         6      1.89          629,260    6.189       359.17       691      70.3
$650,000.01 - $700,000.00 ..          2,040,256         3      1.02          680,085    5.711       359.66       744      64.3
$700,000.01 - $750,000.00 ..            715,000         1      0.36          715,000    6.375       360.00       738      65.0
$750,000.01 - $800,000.00 ..            769,157         1      0.38          769,157    5.500       359.00       776      70.0
$850,000.01 - $900,000.00 ..            899,060         1      0.45          899,060    5.750       359.00       634      60.0
$900,000.01 - $950,000.00 ..            931,178         1      0.47          931,178    6.625       359.00       742      74.6
$950,000.01 - $1,000,000.00             999,028         1      0.50          999,028    6.125       359.00       741      50.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
              Total ........     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

      As of origination, the average current principal balance of the sample Group 2 Loans will be approximately $210,501.

                                 Mortgage Rates

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
Range of                             Current        No. of                 Average      Gross       Term      Credit    Original
Mortgage Rates (%)                   Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
4.500 - 4.999 ..............     $      492,644         1      0.25%      $  492,644    4.875%      179.00       742      65.1%
5.000 - 5.499 ..............         12,916,202        51      6.46          253,259    5.187       348.12       734      61.3
5.500 - 5.999 ..............         34,604,675       118     17.30          293,260    5.743       345.37       728      68.3
6.000 - 6.499 ..............         41,298,337       176     20.65          234,650    6.217       345.24       698      69.4
6.500 - 6.999 ..............         59,971,992       307     29.99          195,349    6.674       353.06       682      76.3
7.000 - 7.499 ..............         24,183,794       140     12.09          172,741    7.180       357.30       680      82.2
7.500 - 7.999 ..............         18,166,762       105      9.08          173,017    7.640       358.14       678      88.1
8.000 - 8.499 ..............          4,933,072        28      2.47          176,181    8.150       359.15       662      86.5
8.500 - 8.999 ..............          2,907,240        22      1.45          132,147    8.711       359.02       659      86.5
9.000 - 9.499 ..............            422,553         2      0.21          211,277    9.181       358.00       691      87.2
9.500 - 9.999 ..............            103,398         1      0.05          103,398    9.500       358.00       591      90.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
         Total .............     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

      The weighted average mortgage rate of the sample Group 2 Loans was approximately 6.540% per annum.

                          Original Loan-to-Value Ratios

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
Range of Loan-to-Value               Current        No. of                 Average      Gross       Term      Credit    Original
Ratios (%)                           Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
0.01 - 20.00 ...............     $      259,395         2      0.13%      $  129,697    5.692%      357.77       709      15.3%
20.01 - 25.00 ..............            249,862         2      0.12          124,931    5.333       258.88       736      23.5
25.01 - 30.00 ..............            419,060         3      0.21          139,687    6.549       357.52       665      28.3
30.01 - 35.00 ..............          1,520,390        12      0.76          126,699    6.158       330.89       723      32.5
35.01 - 40.00 ..............          3,651,814        16      1.83          228,238    5.963       337.70       708      38.3
40.01 - 45.00 ..............          2,751,308        15      1.38          183,421    6.219       316.33       684      42.9
45.01 - 50.00 ..............          7,364,301        29      3.68          253,941    5.922       340.35       726      48.2
50.01 - 55.00 ..............          5,015,726        24      2.51          208,989    6.114       333.07       701      52.7
55.01 - 60.00 ..............          8,758,391        46      4.38          190,400    5.910       342.22       685      58.4
60.01 - 65.00 ..............         13,821,407        52      6.91          265,796    6.220       347.39       696      63.0
65.01 - 70.00 ..............         25,587,940       108     12.79          236,925    6.062       351.41       709      68.6
70.01 - 75.00 ..............         14,573,637        61      7.29          238,912    6.369       351.36       695      73.5
75.01 - 80.00 ..............         70,356,640       327     35.18          215,158    6.610       352.91       691      79.6
80.01 - 85.00 ..............          2,358,841        14      1.18          168,489    7.065       359.05       687      84.2
85.01 - 90.00 ..............         25,904,238       143     12.95          181,149    7.170       355.60       688      89.7
90.01 - 95.00 ..............         15,792,611        88      7.90          179,461    7.269       357.75       686      94.9
95.01 - 100.00 .............          1,615,106         9      0.81          179,456    7.382       358.32       738     100.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

      The minimum and maximum loan-to-value ratios of the sample Group 2 Loans at origination were approximately 15.00% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the sample Group 2 Loans at origination was approximately 74.71%.

                                 Occupancy Types

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Occupancy                            Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Owner Occupied .............     $  157,520,352       718     78.76%      $  219,388    6.443%      350.41       694      74.6%
Investor ...................         38,936,930       213     19.47          182,802    6.899       351.92       702      74.9
Second Home ................          3,543,387        20      1.77          177,169    6.872       344.00       688      76.4
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
              Total ........     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Document Type                        Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Progressive Series Program
(Limited (Stated)
Documentation) .............     $   70,208,855       314     35.10%      $  223,595    6.454%      349.54       691      72.7%
Progressive Series Program
(Full Documentation) .......         42,341,830       171     21.17          247,613    5.987       349.47       715      72.4
Progressive Express
Program (Non Verified
Assets) ....................         29,725,536       160     14.86          185,785    7.000       353.08       680      80.2
Progressive Express
Program (Verified Assets) ..         26,468,804       131     13.23          202,052    6.687       352.67       688      75.4
Progressive Express No
Doc Program (No
Documentation) .............         26,042,507       148     13.02          175,963    6.937       349.21       692      77.0
Progressive Series Program
(No Income/No Asset
Documentation) .............          1,980,888        10      0.99          198,089    6.793       358.95       711      73.5
Progressive Express
Program No Doc Program
(Verified Assets) ..........          1,891,431        11      0.95          171,948    7.050       352.30       720      78.3
Progressive Series Program
(Alternative
Documentation) .............          1,001,818         3      0.50          333,939    6.243       355.75       786      68.8
Progressive Series Program
(Full Income/Stated
Assets) ....................            243,000         2      0.12          121,500    8.083       358.67       690      90.0
Progressive Series Program
(No Ratio) .................             96,000         1      0.05           96,000    6.125       360.00       695      39.2
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
         Total .............     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

      See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Credit Grade Category                Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
------------------------------   --------------    -------  ----------    ----------  ----------  ---------   -------   --------
A+(1) ........................   $   93,043,335       388     46.52%      $  239,802    6.193%      353.04       734      71.9%
A(1) .........................       61,823,608       296     30.91          208,864    6.586       345.76       652      74.7
A- (1) .......................        5,835,610        24      2.92          243,150    6.870       341.09       618      74.8
Progressive Express(TM) I(2)..       18,433,232       112      9.22          164,582    7.103       354.88       727      83.3
Progressive Express(TM) II(2).       17,363,104       105      8.68          165,363    7.247       352.60       650      80.5
Progressive Express(TM)III(2).        1,271,468         9      0.64          141,274    7.527       359.00       611      79.4
Progressive Express(TM) IV(2).          912,349         7      0.46          130,336    7.966       339.67       591      80.3
Progressive Express(TM) V(2)..          610,658         5      0.31          122,132    8.108       359.41       634      78.6
Progressive Express(TM) VI(2).          707,304         5      0.35          141,461    8.368       359.58       565      61.2
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ................   $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

(1) All of these sample Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and CX correspond to Progressive Series I+, I and II, III and III+, IV and VI, respectively. All of the Seasoned Mortgage Loans in Loan Group 2 have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These sample Group 2 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these sample Group 2 Loans is generally based on the borrower's "Credit Score" score and therefore these sample Group 2 Loans do not correspond to the alphabetical risk categories listed above.

      See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Property Type                        Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
-----------------------------    --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Single-Family Residence ....     $  124,721,985       610     62.36%      $  204,462    6.450%      350.27       691      73.7%
De Minimis PUD .............         17,227,678        74      8.61          232,806    6.834       354.10       700      81.5
Two Family .................         16,719,379        71      8.36          235,484    6.791       345.91       703      77.7
Planned Unit
Development ................         12,951,953        64      6.48          202,374    6.452       358.58       701      73.6
Three Family ...............         10,026,981        37      5.01          270,999    6.684       341.47       708      75.8
Condominium ................          9,113,524        58      4.56          157,130    6.556       353.80       703      75.3
Four Family ................          8,289,387        30      4.14          276,313    6.694       354.36       701      69.2
Highrise/Condominium .......            638,711         4      0.32          159,678    6.442       359.46       713      78.5
Townhouse ..................            186,073         2      0.09           93,036    8.245       358.75       693      83.8
Condotel ...................            125,000         1      0.06          125,000    6.375       180.00       696      48.1
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
         Total .............     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

Geographic Distribution of Mortgaged Properties

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
State                                Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Arkansas ...................     $       82,744         1      0.04%      $   82,744    7.990%      359.00       653      90.0%
Arizona ....................          3,045,232        22      1.52          138,420    6.989       359.14       694      81.5
California .................         69,383,734       275     34.69          252,304    6.288       349.54       702      70.2
Colorado ...................          1,306,807         8      0.65          163,351    6.842       349.68       669      75.9
Connecticut ................          1,991,035        12      1.00          165,920    6.978       359.01       690      83.1
District of Columbia .......          1,049,921         4      0.52          262,480    5.283       336.99       754      65.2
Delaware ...................            456,498         2      0.23          228,249    6.160       359.00       667      58.4
Florida ....................         33,063,857       213     16.53          155,229    6.960       354.37       685      80.3
Georgia ....................          1,364,144        10      0.68          136,414    6.954       359.04       690      81.4
Hawaii .....................          8,069,096        17      4.03          474,653    6.125       356.36       699      68.1
Iowa .......................            204,796         2      0.10          102,398    6.625       358.49       641      86.7
Idaho ......................            222,823         2      0.11          111,412    6.491       357.26       697      88.2
Illinois ...................          3,984,091        27      1.99          147,559    6.979       330.44       678      79.9
Indiana ....................            222,061         2      0.11          111,031    8.362       359.00       678      87.9
Kentucky ...................            482,167         3      0.24          160,722    7.013       358.46       650      86.7
Louisiana ..................            322,042         3      0.16          107,347    7.122       358.63       640      76.0
Massachusetts ..............          1,573,918         8      0.79          196,740    6.786       359.14       660      70.8
Maryland ...................          7,035,818        34      3.52          206,936    6.114       351.90       710      66.5
Maine ......................             75,500         1      0.04           75,500    6.250       360.00       651      55.9
Michigan ...................            470,866         4      0.24          117,717    6.543       359.42       718      72.5
Minnesota ..................            891,953         5      0.45          178,391    7.573       359.20       672      81.4
Missouri ...................          1,310,579         8      0.66          163,822    6.833       358.72       656      76.1
Montana ....................            378,596         2      0.19          189,298    6.111       276.81       720      67.8
North Carolina .............            545,329         5      0.27          109,066    6.866       358.83       706      79.8
New Hampshire ..............            278,888         2      0.14          139,444    7.189       359.48       650      71.4
New Jersey .................         12,942,953        48      6.47          269,645    6.690       353.77       687      80.9
New Mexico .................            511,831         4      0.26          127,958    7.070       359.39       686      70.2
Nevada .....................          4,918,573        25      2.46          196,743    7.002       359.11       699      83.9
New York ...................         22,221,140        76     11.11          292,383    6.557       341.76       693      75.3
Ohio .......................            977,451         7      0.49          139,636    6.866       358.62       658      84.3
Oklahoma ...................            134,500         1      0.07          134,500    8.350       360.00       625      95.0
Oregon .....................          1,084,198         8      0.54          135,525    6.916       359.13       685      82.4
Pennsylvania ...............          1,304,364        11      0.65          118,579    6.962       352.26       690      82.1
Rhode Island ...............          1,097,011         4      0.55          274,253    7.219       326.38       716      83.3
South Carolina .............            598,499         4      0.30          149,625    6.251       359.22       682      75.0
Tennessee ..................            877,232         6      0.44          146,205    7.040       346.78       661      78.2
Texas ......................          4,426,900        31      2.21          142,803    7.133       332.91       688      84.3
Utah .......................            183,926         2      0.09           91,963    7.307       359.41       694      85.9
Virginia ...................          8,792,970        41      4.40          214,463    5.828       358.89       721      68.1
Washington .................          2,116,628        11      1.06          192,421    6.414       359.42       700      78.2
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

      No more than approximately 0.87% of the sample Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                              Debt to Income Ratio

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Description (%)                      Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
0.01 - 5.00 ................     $      411,946         1      0.21%      $  411,946    6.375%      357.00       768      39.1%
5.01 - 10.00 ...............          1,511,707         5      0.76          302,341    6.076       315.34       713      53.0
10.01 - 15.00 ..............          1,906,004         8      0.95          238,251    5.765       359.39       704      67.2
15.01 - 20.00 ..............          4,854,526        23      2.43          211,066    6.468       351.78       706      71.4
20.01 - 25.00 ..............          6,629,009        31      3.31          213,839    5.956       334.65       721      61.8
25.01 - 30.00 ..............         14,428,132        61      7.21          236,527    6.119       356.46       723      71.8
30.01 - 35.00 ..............         15,766,493        78      7.88          202,135    6.224       353.07       706      71.2
35.01 - 40.00 ..............         22,279,567       107     11.14          208,220    6.358       343.74       696      73.6
40.01 - 45.00 ..............         31,130,858       134     15.57          232,320    6.483       350.50       690      77.1
45.01 - 50.00 ..............         22,654,689        97     11.33          233,553    6.564       353.84       677      78.1
50.01 - 55.00 ..............          3,948,114        13      1.97          303,701    6.014       348.08       696      63.5
Greater than 55.00 .........          1,069,489         4      0.53          267,372    5.832       275.82       702      66.6
Not Required ...............         73,410,134       389     36.70          188,715    6.888       353.07       691      77.3
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

      As of the Cut-off Date, the weighted average debt to income ratio of the sample Group 2 Loans will be approximately 37.10% per annum.

                               Prepayment Penalty

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Number of Months                     Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
0 ..........................     $   80,443,066       372     40.22%      $  216,245    6.616%      348.50       692      75.6%
6 ..........................            975,408         3      0.49          325,136    6.795       359.33       736      68.2
7 ..........................            454,000         1      0.23          454,000    6.250       358.00       724      79.9
12 .........................         12,540,378        55      6.27          228,007    6.702       353.58       701      74.6
24 .........................          9,912,343        50      4.96          198,247    6.573       352.19       696      76.1
36 .........................         32,258,881       160     16.13          201,618    6.436       351.88       696      72.6
60 .........................         63,416,593       310     31.71          204,570    6.456       351.56       697      74.6
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

                     Months Remaining to Scheduled Maturity

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Range of Months                      Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
1-120 ......................     $       94,412         1      0.05%      $   94,412    5.750%      119.00       676      30.6%
121-180 ....................          8,575,424        51      4.29          168,146    6.042       178.99       674      63.8
181-240 ....................          1,100,588         7      0.55          157,227    6.071       239.07       689      64.2
301-360 ....................        190,230,244       892     95.11          213,263    6.565       359.09       696      75.3
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

      As of the Cut-off Date, the weighted average number of months remaining to scheduled maturity of the sample Group 2 Loans will be approximately 351 months.

                                  Credit Scores

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Range of Credit Scores               Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Not Required ...............     $      413,592         2      0.21%      $  206,796    7.081%      360.00                80.0%
801 - 820 ..................          1,187,071         6      0.59          197,845    6.401       358.88       805      76.3
781 - 800 ..................          9,760,681        40      4.88          244,017    5.910       354.09       790      71.0
761 - 780 ..................         16,604,565        63      8.30          263,565    6.169       357.03       770      69.5
741 - 760 ..................         17,998,563        65      9.00          276,901    6.208       349.45       750      72.4
721 - 740 ..................         22,373,822       108     11.19          207,165    6.306       355.02       731      73.9
701 - 720 ..................         20,823,177        98     10.41          212,481    6.525       355.20       709      76.6
681 - 700 ..................         23,252,439       125     11.63          186,020    6.646       349.97       689      76.4
661 - 680 ..................         27,346,226       136     13.67          201,075    6.606       347.85       671      76.3
641 - 660 ..................         29,104,508       150     14.55          194,030    6.847       348.69       651      77.1
621 - 640 ..................         22,380,831       111     11.19          201,629    6.758       344.02       631      74.1
601 - 620 ..................          6,384,228        30      3.19          212,808    6.918       344.30       614      73.8
581 - 600 ..................          1,680,992        11      0.84          152,817    7.640       348.41       591      78.7
561 - 580 ..................             75,600         1      0.04           75,600    8.750       360.00       575      80.0
541 - 560 ..................            296,918         2      0.15          148,459    8.653       359.56       549      77.2
521 - 540 ..................            189,955         2      0.09           94,978    8.013       359.63       527      64.8
501 - 520 ..................            127,500         1      0.06          127,500    8.890       360.00       517      75.0
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
        Total ..............     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

      As of the Cut-off Date, the weighted average credit score of the sample Group 2 Loans will be approximately 695.

                                  Loan Purposes

                                                                                                  Weighted
                                                                                      Weighted     Average   Weighted   Weighted
                                                                                       Average      Remg.     Average   Average
                                     Current        No. of                 Average      Gross       Term      Credit    Original
Loan Purpose                         Balance        Loans   % of Total     Balance       WAC       (Months)    Score       LTV
----------------------------     --------------    -------  ----------    ----------  ----------  ---------   -------   --------
Purchase ...................     $   89,674,359       444     44.84%      $  201,969    6.766%      357.54       702      82.1%
Refinance - Cash Out .......         81,016,709       381     40.51          212,642    6.464       347.41       680      68.6
Refinance ..................         29,309,600       126     14.65          232,616    6.055       338.14       718      68.9
                                 --------------     -----    ------       ----------    -----       ------       ---      ----
       Total ...............     $  200,000,669       951    100.00%      $  210,306    6.540%      350.59       695      74.7%
                                 ==============     =====    ======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.


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